Issued but not yet Effective International Financial Reporting Standards	12 Months Ended
Dec. 31, 2017
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Issued but not yet Effective International Financial Reporting Standards
2.3	ISSUED BUT NOT YET EFFECTIVE INTERNATIONAL FINANCIAL REPORTING STANDARDS

The Group has not applied the following new and revised IFRSs, that have been issued but are not yet effective, in these financial statements.

Amendments to IFRS 2	Classification and Measurement of Share-based Payment Transactions[1]
Amendments to IFRS 4	Applying IFRS 9 Financial Instruments with IFRS 4 Insurance Contracts[1]
IFRS 9	Financial Instruments[1]
Amendments to IFRS 9	Prepayment Features with Negative Compensation[2]
Amendments to IFRS 10 and IAS 28	Sale or Contribution of Assets between an Investor and its Associate or Joint Venture[4]
IFRS 15	Revenue from Contracts with Customers[1]
Amendments to IFRS 15	Clarifications to IFRS 15 Revenue from Contracts with Customers[1]
IFRS 16	Leases[2]
IFRS 17	Insurance Contracts[3]
Amendments to IAS 40	Transfers of Investment Property[1]
Amendments to IAS 19	Employee Benefits[2]
IFRIC 22	Foreign Currency Transactions and Advance Consideration[1]
IFRIC 23	Uncertainty over Income Tax Treatments[2]
Annual Improvements	Amendments to IFRS 1 and IAS 28[1]
2014-2016 Cycle
Annual Improvements	Amendments to IFRS 3, IFRS 11, IAS 12 and IAS 23[2]
2015-2017 Cycle

[1]	Effective for annual periods beginning on or after 1 January 2018
[2]	Effective for annual periods beginning on or after 1 January 2019
[3]	Effective for annual periods beginning on or after 1 January 2021
[4]	No mandatory effective date yet determined but available for adoption

Further information about those IFRSs that are expected to be applicable to the Group is as follows:

The IASB issued amendments to IFRS 2 in June 2016 that address three main areas: the effects of vesting conditions on the measurement of a cash-settled share-based payment transaction; the classification of a share-based payment transaction with net settlement features for withholding a certain amount in order to meet an employee’s tax obligation associated with the share-based payment; and accounting where a modification to the terms and conditions of a share-based payment transaction changes its classification from cash-settled to equity-settled. The amendments clarify that the approach used to account for vesting conditions when measuring equity-settled share-based payments also applies to cash-settled share-based payments. The amendments introduce an exception so that a share-based payment transaction with net share settlement features for withholding a certain amount in order to meet the employee’s tax obligation is classified in its entirety as an equity-settled share-based payment transaction when certain conditions are met. Furthermore, the amendments clarify that if the terms and conditions of a cash-settled share-based payment transaction are modified, with the result that it becomes an equity-settled share-based payment transaction, the transaction is accounted for as an equity-settled transaction from the date of the modification. On adoption, entities are required to apply the amendments without restating prior periods, but retrospective application is permitted if they elect to adopt for all three amendments and other criteria are met. The Group will adopt the amendments from 1 January 2018. The amendments are not expected to have any significant impact on the Group’s financial statements.

In July 2014, the IASB issued the final version of IFRS 9, bringing together all phases of the financial instruments project to replace IAS 39 and all previous versions of IFRS 9. The standard introduces new requirements for classification and measurement, impairment and hedge accounting. The Group will adopt IFRS 9 from 1 January 2018. The Group will not restate comparative information and will recognize any transition adjustments against the opening balance of equity at 1 January 2018. During 2017, the Group has performed a detailed assessment of the impact of the adoption of IFRS 9. The expected impacts relate to the classification and measurement and the impairment requirements and are summarized as follows: .

(a)	Classification and measurement

The Group does not expect that the adoption of IFRS 9 will have a significant impact on the classification and measurement of its financial assets. It expects to continue measuring at fair value all financial assets currently held at fair value. The equity shares in non-listed companies and part of the quoted equity shares currently held as available-for-sale with gains and losses recorded in other comprehensive income will, instead, be measured at fair value through profit or loss, which will increase volatility in recorded profit or loss. Other equity interest in a related party currently held as available-for-sale will be measured at fair value through other comprehensive income as the investments are intended to be held for the foreseeable.

Loans as well as trade receivables are held to collect contractual cash flows and are expected to give rise to cash flows representing solely payments of principal and interest. The Group analyzed the contractual cash flow characteristics of those instruments and concluded that they meet the criteria for amortized cost measurement under IFRS 9. Therefore, reclassification for these instruments is not required.

(b)	Impairment

IFRS 9 requires an impairment on debt instruments recorded at amortized cost or at fair value through other comprehensive income, lease receivables, loan commitments and financial guarantee contracts that are not accounted for at fair value through profit or loss under IFRS 9, to be recorded based on an expected credit loss model either on a twelve-month basis or a lifetime basis. The Group will apply the simplified approach and record lifetime expected losses that are estimated based on the present values of all cash shortfalls over the remaining life of all of its trade receivables. Furthermore, the Group will apply the general approach and record twelve-month expected credit losses that are estimated based on the possible default events on its other receivables within the next twelve months.

(c)	Hedge accounting

The Group determined that all existing hedge relationships that are currently designated in effective hedging relationships will continue to qualify for hedge accounting under IFRS 9. As IFRS 9 does not change the general principles of how an entity accounts for effective hedges, applying the hedging requirements of IFRS 9 will not have a significant impact on the Group’s financial statements.

Amendments to IFRS 10 and IAS 28 address the conflict between IFRS 10 and IAS 28 in dealing with the loss of control of a subsidiary that is sold or contributed to an associate or joint venture. The amendments clarify that the gain or loss resulting from the sale or contribution of assets that constitute a business, as defined in IFRS 3, between an investor and its associate or joint venture, is recognized in full. Any gain or loss resulting from the sale or contribution of assets that do not constitute a business, however, is recognized only to the extent of unrelated investors’ interests in the associate or joint venture. The IASB has deferred the effective date of these amendments indefinitely, but an entity that early adopts the amendments must apply them prospectively. The Group will apply these amendments when they become effective.

IFRS 15 was issued in May 2014, and amended in April 2016, and establishes a five-step model to account for revenue arising from contracts with customers. Under IFRS 15, revenue is recognized at an amount that reflects the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer. The new revenue standard will supersede all current revenue recognition requirements under IFRS. Either a full retrospective application or a modified retrospective application is required for annual periods beginning on or after 1 January 2018. The Group will adopt the standard effective January 1, 2018 using the modified retrospective approach. During 2017, the Group has assessed the impact of the adoption of IFRS 15 and is currently in the process of completing the analysis. The expected impacts arising from the adoption of IFRS 15 on the Group are summarized as follows:

(a)	Frequent flyer programs

Prior to the adoption of IFRS 15, the Group uses residual method to allocate a portion of ticket sales to the mileage points issued in connection with the flights and to allocate a portion of sales to the mileage points issued under the co-branded credit card arrangements as deferred revenue, which were valued based on the estimated redemption value. Revenue is recognized when the miles have been redeemed and used or for miles that expire unused at the expiration date. IFRS 15 requires the Group to apply relative stand-alone selling price approach to allocate a portion of sales to the mileage points issued and deferred as frequent flyer programs liabilities. The application of a relative selling price approach is expected to decrease in the frequent flyer program liabilities.

(b)	Change fees

The Group charges customers to make changes to air tickets. The process of changing the customer’s itinerary generally will be regarded a contract modification under IFRS 15 instead of considered as no additional goods or services transferred to the customer in the existing accounting policy. Under IFRS 15, change fees will be recognized in passenger revenue when transportation is provided, while it is currently recognized in other revenue at the time of the ticket is changed.

(c)	Passenger ticket breakage

Ticket breakage is defined as the tickets for which the passenger will not use and will expire unused. Currently, the Group recognizes revenue from the ticket breakage upon expiration of the ticket. Under IFRS 15, the Group is required to estimate the tickets that will expire unused and recognize revenue in proportion to the pattern of rights exercised by customers. Under IFRS 15, the Group will recognize the estimated breakage in proportion to revenue recognized for tickets acquired during the same period using a portfolio based approach.

IFRS 16 was issued in January 2016 and it replaces IAS 17 Leases, IFRIC 4 Determining whether an Arrangement contains a Lease, SIC-15 Operating Leases-Incentives and SIC-27 Evaluating the Substance of Transactions Involving the Legal Form of a Lease. IFRS 16 sets out the principles for the recognition, measurement, presentation and disclosure of leases and requires lessees to account for all leases under a single on-balance sheet model similar to the accounting for finance leases under IAS 17. The standard includes two recognition exemptions for lessees – leases of ‘low-value’ assets and short-term leases. At the commencement date of a lease, a lessee will recognize a liability to make lease payments (i.e., the lease liability) and an asset representing the right to use the underlying asset during the lease term (i.e., the right-of-use asset). Lessees will be required to separately recognize the interest expense on the lease liability and the depreciation expense on the right-of-use asset.

Lessees will be also required to remeasure the lease liability upon the occurrence of certain events (e.g., a change in the lease term, a change in future lease payments resulting from a change in an index or rate used to determine those payments). The lessee will generally recognize the amount of the remeasurement of the lease liability as an adjustment to the right-of-use asset. Lessor accounting under IFRS 16 is substantially unchanged from the accounting under IAS 17. Lessors will continue to classify all leases using the same classification principle as in IAS 17 and distinguish between two types of leases: operating and finance leases.

IFRS 16 also requires lessees and lessors to make more extensive disclosures than under IAS 17. IFRS 16 is effective for annual periods beginning on or after 1 January 2019. Early application is permitted, but not before an entity applies IFRS 15. A lessee can choose to apply the standard using either a full retrospective or a modified retrospective approach. The standard’s transition provisions permit certain reliefs. The Group expects to adopt IFRS 16 from 1 January 2019. Management is still assessing the impact on the financial performance and position of the Group resulting from the adoption of IFRS 16 for the annual period beginning on 1 January 2019. As disclosed in note 46(b) to the financial statements, at 31 December 2017, the Group had future minimum lease payments under non-cancellable operating leases in aggregate of approximately RMB20,936 million. Upon adoption of IFRS 16, certain amounts included therein may need to be recognized as new right-of-use assets and lease liabilities. Further analysis, however, will be needed to determine the amount of new rights of use assets and lease liabilities to be recognized, including, but not limited to, any amounts relating to leases of low-value assets and short term leases, other practical expedients and reliefs chosen, and new leases entered into before the date of adoption.

Amendments to IAS 40, issued in December 2016, clarify when an entity should transfer property, including property under construction or development, into or out of investment property. The amendments state that a change in use occurs when the property meets, or ceases to meet, the definition of investment property and there is evidence of the change in use. A mere change in management’s intentions for the use of a property does not provide evidence of a change in use. The amendments should be applied prospectively to the changes in use that occur on or after the beginning of the annual reporting period in which the entity first applies the amendments. An entity should reassess the classification of property held at the date that it first applies the amendments and, if applicable, reclassify property to reflect the conditions that exist at that date. Retrospective application is only permitted if it is possible without the use of hindsight. The Group expects to adopt the amendments prospectively from 1 January 2018. The amendments are not expected to have any significant impact on the Group’s financial statements.

Amendments to IAS 19, issued in February 2018, clarify when a plan amendment, curtailment or settlement occurs for defined benefit plan, any entity must Determine current service cost for the remainder of the period after the plan amendment, curtailment or settlement using the actuarial assumptions used to remeasure the net defined benefit liability (asset) reflecting the benefits offered under the plan and the plan assets after that event. Determine net interest for the remainder of the period after the plan amendment, curtailment or settlement using: (i) the net defined benefit liability (asset) reflecting the benefits offered under the plan and the plan assets after that event; and (ii) the discount rate used to remeasure that net defined benefit liability (asset). The amendments to IAS 19 also clarify that an entity first determines any past service cost, or a gain or loss on settlement, without considering the effect of the asset ceiling. This amount is recognized in profit or loss. An entity then determines the effect of the asset ceiling after the plan amendment, curtailment or settlement. Any change in that effect, excluding amounts included in net interest, is recognized in other comprehensive income. The amendments to IAS 19 must be applied to plan amendments, curtailments or settlements occurring on or after the beginning of the first annual reporting period that begins on or after 1 January 2019. Consequently, entities do not have to revisit plan amendments, curtailments and settlements that occurred in prior periods. The amendments are not expected to have any significant impact on the Group’s financial statements.

IFRIC 22 provides guidance on how to determine the date of the transaction when applying IAS 21 to the situation where an entity receives or pays advance consideration in a foreign currency and recognizes a non-monetary asset or liability. The interpretation clarifies that the date of the transaction for the purpose of determining the exchange rate to use on initial recognition of the related asset, expense or income (or part of it) is the date on which an entity initially recognizes the non-monetary asset (such as a prepayment) or non-monetary liability (such as deferred income) arising from the payment or receipt of the advance consideration. If there are multiple payments or receipts in advance of recognizing the related item, the entity must determine the transaction date for each payment or receipt of the advance consideration. Entities may apply the interpretation on a full retrospective basis or on a prospective basis, either from the beginning of the reporting period in which the entity first applies the interpretation or the beginning of the prior reporting period presented as comparative information in the financial statements of the reporting period in which the entity first applies the interpretation. The Group expects to adopt the interpretation prospectively from 1 January 2018. The amendment is not expected to have any significant impact on the Group’s financial statements.

IFRIC 23, issued in June 2017, addresses the accounting for income taxes (current and deferred) when tax treatments involve uncertainty that affects the application of IAS 12 (often referred to as “uncertain tax positions”). The interpretation does not apply to taxes or levies outside the scope of IAS 12, nor does it specifically include requirements relating to interest and penalties associated with uncertain tax treatments. The interpretation specifically addresses (i) whether an entity considers uncertain tax treatments separately; (ii) the assumptions an entity makes about the examination of tax treatments by taxation authorities; (iii) how an entity determines taxable profits or tax losses, tax bases, unused tax losses, unused tax credits and tax rates; and (iv) how an entity considers changes in facts and circumstances. The interpretation is to be applied retrospectively, either fully retrospectively without the use of hindsight or retrospectively with the cumulative effect of application as an adjustment to the opening equity at the date of initial application, without the restatement of comparative information. The Group expects to adopt the interpretation from 1 January 2019. The amendment is not expected to have any significant impact on the Group’s financial statements.